                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------
EQUITY INVESTOR FUND          The objective of this Defined Fund is capital
FOCUS SERIES                  appreciation by investing for a period of about
1999 YEAR AHEAD               one year in a portfolio of international common
INTERNATIONAL PORTFOLIO       stocks. These stocks were named by the Merrill
(A UNIT INVESTMENT            Lynch Global Research and Economics group as their
TRUST)                        top international stocks for 1999. Current
------------------------------dividend income is not an objective of the
                              Portfolio.
                              The Portfolio is not an appropriate investment for
                              investors seeking preservation of capital or high
                              current income. The Portfolio may be considered
                              speculative and therefore may be appropriate only
                              for those investors able and willing to assume the
                              increased risks of higher price volatility and
                              currency fluctuations associated with investments
                              in international equities. The Portfolio should be
                              considered as a vehicle for investing a portion of
                              an investor's assets in foreign securities and not
                              as a complete equity investment program.
                              The value of units will fluctuate with the value
                              of the common stocks in the Portfolio and with the
                              value of the U.S. dollar relative to the various
                              foreign currencies represented in the Portfolio,
                              and there can be no assurance that the Portfolio
                              will achieve its objective.
                              Unless otherwise indicated, all amounts are stated
                              in U.S. dollars computed on the basis of the
                              exchange rates for the relevant currencies on the
                              business day prior to the date of this Prospectus.
                              Minimum purchase: $250.
                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-323-1508.
Merrill Lynch,                 Prospectus dated December 11, 1998.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.
Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.
Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:
  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios
The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Year Ahead International Portfolio
----------------------------------------------------------------
The Portfolio contains 12 common stocks from 8 different countries, selected by the Sponsor for capital appreciation. This Focus Series permits investors to buy and hold the Portfolio for approximately one year. At the end of the year, the Portfolio will be liquidated and a similar selection process applied to select a new portfolio. Each Focus Portfolio is designed to be part of a longer term strategy and the Sponsor believes that more consistent results are likely if the strategy is followed for at least three to five years.
So long as the Sponsor continues to offer new portfolios, investors will have the option to reinvest into a new portfolio each year at a reduced sales charge. The Sponsor reserves the right, however, not to offer a new portfolio.
The Securities were selected by the Merrill Lynch Global Research and Economics group, one of the top-ranked equity research teams, for their potential growth over the coming year.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------
The Portfolio is diversified among 8 countries.
Based upon current market values, the following countries are represented in the
Portfolio:
                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Japan                                              25%
/ / China                                              16
/ / United Kingdom                                     16
/ / Germany                                             9
/ / Italy                                               9
/ / Spain                                               9
/ / France                                              8
/ / Netherlands                                         8
Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:
                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Banking                                            25%
/ / Telecommunications                                 25
/ / Automobile                                          9
/ / Diversified Manufacturing                           9
/ / Computer Services                                   8
/ / Medical-Drugs                                       8
/ / Electronic Equipment                                8
/ / Oil                                                 8
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------
The Portfolio is 'concentrated' in stocks of Europe and Japan. The Portfolio is also concentrated in stocks of issuers in the banking and telecommunications industries. Each issuer is a foreign issuer. Investing in securities of foreign issuers involves risks that are different from investing in securities of domestic issuers. (See Risk Factors in Part B.)
There can be no assurance that the Portfolio will meet its objective over its one-year life or that portfolios selected through this process during consecutive one-year periods will meet their objectives. In addition, the opinions of Merrill Lynch research analysts may change during the year. The Portfolio is not appropriate for investors who are unable or unwilling to assume the increased risks involved generally with an international equity investment or who are seeking preservation of capital or high current income. The Portfolio should be considered a vehicle for investing a portion of your assets in foreign securities and not as a complete equity investment program.
Unit price fluctuates with the value of the Portfolio, which could be affected by changes in the financial condition of the issuers, changes in the economies of the various countries represented in the Portfolio, currency exchange rate fluctuations, movements in stock prices generally, the impact of the Sponsor's purchase and sale of securities for the Portfolio and other factors.
Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer, changes in research analysts' opinions or any market movement in the price of a security will not require the sale of securities from the Portfolio or mean that the Sponsor will not continue to purchase the security in order to create additional Units; however, the Sponsor may instruct the Trustee to sell securities under certain limited circumstances. (See Portfolio Supervision in Part B.)
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------
PUBLIC OFFERING PRICE PER 1,000 UNITS                   $999.93
The Public Offering Price as of December 10, 1998, the business day prior to the initial date of deposit, is based on the aggregate U.S. dollar value of the underlying securities ($384,949.14) and any cash held to purchase securities, divided by the number of units outstanding (388,837) times 1,000, plus the initial sales charge. The Public Offering Price includes the estimated organization costs of $2.58 per 1,000 Units, to which no sales charge has been applied. Units offered on the Initial Date of Deposit will also be priced at $999.93 per 1,000 Units although the aggregate value of the underlying securities, cash amount and number of Units may vary. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day (see How To Buy Units-- Evaluations in part B).
SALES CHARGES
The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio on March 1 and 15, 1999 and thereafter on the 1st of each month through November 1, 1999.
ROLLOVER/EXCHANGE OPTION
You may exchange your units of this Portfolio for units of any other Focus or Select Series, or certain other selected Defined Assset Funds, any time prior to termination of this Portfolio. If you continue to hold your units, when this Year Ahead International Portfolio is about to be liquidated, you may have the option to roll your proceeds into the next Year Ahead International portfolio. If you hold your Units with one of the Sponsors and notify your financial adviser by December 10, 1999, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining securities will be reinvested in units of the next Year Ahead International Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so elect, an in-kind distribution) after the Portfolio terminates. Of course you can sell or redeem your Units at any time prior to termination.
DISTRIBUTIONS
You will receive distributions of dividend income, net of expenses, on the 25th day of October 1999, if you own Units on the 10th of that month.
REINVESTMENT OPTION
You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.
TAXES
In the opinion of counsel, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio, even though a portion of the dividend payments may be used to pay expenses of the Portfolio and regardless of whether you reinvest your dividends in the Portfolio. (See Taxes in Part B.)
TAX BASIS REPORTING
The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based upon the amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge or the charge for organizational expenses.
TERMINATION DATE
The Portfolio will terminate by January 21, 2000. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. SPONSOR'S PROFIT OR LOSS
The Sponsor's profit or loss from the Portfolio will include the receipt of applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units, a loss of $792.99 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Sponsor's and Underwriters' Profits in Part B).
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------
SALES CHARGE
First-time investors pay a maximum sales charge of 2.75% of the offering price, of which $17.50 per 1,000 Units is deferred. For example, on a $1,000 investment, 2.75% less $17.50 (or about 1%) is deducted when they buy, and the remaining $990 is invested in the Portfolio. The initial sales charge is reduced on purchases of $50,000 or more, as described in Part B. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value over the last nine months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time. If you roll the proceeds of your investment into a new portfolio, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.
                                         As a %
                                  of Initial Public    Amount per
                                  Offering Price      1,000 Units
                                  -----------------  --------------
Initial Sales Charge                       1.00%       $    10.00
Deferred Sales Charge                      1.75%            17.50
                                  -----------------  --------------
                                           2.75%       $    27.50
                                  -----------------  --------------
                                  -----------------  --------------
Maximum Sales Charge Imposed on
  Reinvested Dividends                     .175%       $     1.75
ORGANIZATION COSTS
Investors will bear all or a portion of the expenses incurred in organizing the Portfolio--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds. Estimated organization costs shown below are included in the public offering price and will be deducted from the assets of the Portfolio as of the close of the initial offering period.
                                                    Amount per
                                                   1,000 Units
                                                  ---------------
Estimated Organization Costs                         $    2.58
ESTIMATED ANNUAL FUND OPERATING EXPENSES
                                         As a %        Amount per
                                  of Net Assets       1,000 Units
                                  -----------------  --------------
Trustee's Fee                              .091%       $     0.90
Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                     .045%       $     0.45
Other Operating Expenses                   .071%       $     0.70
                                  -----------------  --------------
TOTAL                                      .207%       $     2.05
These estimates do not include the costs of purchasing and selling the underlying common stocks.
COSTS OVER TIME
You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:
 1 Year     3 Years    5 Years    10 Years
   $32        $79       $129        $264
Although the Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the principal amount and distributions are rolled over each year into a new portfolio subject only to the deferred sales charge and fund expenses.
The example uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds.
Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. REDEEMING OR SELLING YOUR INVESTMENT
You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of December 10, 1998 was $972.50 per 1,000 units ($17.50 per 1,000 units less than the net asset value). This price reflects deductions of the deferred sales charge which declines over the life of the Portfolio ($17.50 initially). If you redeem or sell your units before the termination of the Portfolio, you will pay the remaining balance of the deferred sales charge. As of the close of the initial public offering period these prices will be reduced to reflect the estimated organization costs shown above.
After the initial offering period, the repurchase and cash redemption prices for units will be reduced to reflect the estimated costs of liquidating securities to meet the redemption, currently estimated at $1.92 per 1,000 units. If you reinvest in the new Series, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.
--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund Focus Series
1999 Year Ahead International Portfolio                        December 11, 1998
Defined Asset Funds

                                                                                 PRICE
                                                                               PER SHARE           COST
                                                              PERCENTAGE     TO PORTFOLIO      TO PORTFOLIO
                                                             OF PORTFOLIO       IN U.S.      IN U.S. DOLLARS
LOCATION OF ISSUER     NAME OF ISSUER                             (1)           DOLLARS            (2)
--------------------------------------------------------------------------------------------------------------
China                  1. China Telecom (Hong Kong)
                           Limited                                  8.40%     $   38.5000    $      32,340.00
                       2. HSBC Holdings PLC*                        7.95          25.4904           30,588.54
France                 3. Cap Gemini SA                             8.18         149.9729           31,494.32
Germany                4. Volkswagen AG                             8.55          74.8336           32,926.80
Italy                  5. Telecom Italia SpA                        8.55          82.2500           32,900.00
Japan                  6. The Bank of Tokyo-Mitsubishi,
                           Ltd.                                     8.32          11.6875           32,023.75
                       7. Sony Corporation                          8.36          74.8750           32,196.25
                       8. Yamanouchi Pharmaceutical
                           Company, Ltd.                            8.35          32.1398           32,139.81
Netherlands            9. Royal Dutch Petroleum Company             8.37          46.6875           32,214.38
Spain                  10. Argentaria, Caja Postal y Banco
                           Hipotecario de Espana, SA                8.42          49.1250           32,422.50
United Kingdom         11. Siebe PLC                                8.43           3.7430           32,452.16
                       12. Vodafone Group PLC                       8.12         148.8125           31,250.63
                                                            ---------------                 ------------------
                                                                  100.00%                    $     384,949.14
                                                            ---------------                 ------------------
                                                            ---------------                 ------------------

------------------------------------
(1) Based on Cost to Portfolio in U.S. dollars.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on December 10, 1998, the business day prior to the initial date of deposit. The value of the securities on any subsequent business day will vary.
 * This holding company is based in the United Kingdom but the stock is traded in both Hong Kong and the United Kingdom.
The securities were acquired on December 10, 1998 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                       REPORT OF INDEPENDENT ACCOUNTANTS
The Sponsor, Trustee and Holders of Equity Investor Fund Focus Series 1999 Year Ahead International Portfolio, Defined Asset Funds (the 'Fund'):
We have audited the accompanying statement of condition and the defined portfolio included in the prospectus of the Fund as of December 11, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 11, 1998 in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, N.Y.
December 11, 1998
                 STATEMENT OF CONDITION AS OF DECEMBER 11, 1998
TRUST PROPERTY
Investments--Contracts to purchase Securities(1).........$         384,949.14
                                                         --------------------
           Total.........................................$         384,949.14
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
  Reimbursement of Sponsor for organization
    expenses(2)..........................................$           1,003.20
                                                         --------------------
  Subtotal...............................................$           1,003.20
                                                         --------------------
Interest of Holders of 388,837 Units of fractional
  undivided interest outstanding(3):
  Cost to investors(4)...................................$         388,809.78
  Gross underwriting commissions(5) and organization
    expenses(2)..........................................           (4,863.84)
                                                         --------------------
  Subtotal...............................................$         383,945.94
                                                         --------------------
           Total.........................................$         384,949.14
                                                         --------------------
                                                         --------------------
---------------
           (1) Aggregate cost to the Fund of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on December 10, 1998. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $385,742.13 and deposited with the Trustee. The amount of the letter of credit includes $384,949.14 for the purchase of securities.
           (2) A portion of the Public Offering Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.58 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organizational expenses obligation of the investors to the Sponsor will be satisfied.
           (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.93 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent day will vary.
           (4) Aggregate public offering price computed on the basis of the U.S. dollar value of the underlying securities at 4:00 p.m., Eastern time on December 10, 1998.
           (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $1.75 per 1,000 Units is payable on March 1 and 15, 1999 and thereafter on the 1st day of each month through November 1, 1999. Distributions will be made on behalf of the investors to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If units are redeemed prior to November 1, 1999, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
   EQUITY INVESTOR FUND FOCUS SERIES, 1999 YEAR AHEAD INTERNATIONAL PORTFOLIO
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.
                                     INDEX
                                                                       PAGE
                                                                  ---------
PORTFOLIO DESCRIPTION...........................................          1
RISK FACTORS....................................................          2
HOW TO BUY UNITS................................................          7
HOW TO REDEEM OR SELL UNITS.....................................          8
TRUST TERMINATION...............................................          9
ROLLOVER........................................................         10
INCOME, DISTRIBUTIONS AND REINVESTMENT..........................         11
PORTFOLIO EXPENSES..............................................         11
TAXES...........................................................         12
RECORDS AND REPORTS.............................................         14
TRUST INDENTURE.................................................         15
MISCELLANEOUS...................................................         15
EXCHANGE OPTION.................................................         17
SUPPLEMENTAL INFORMATION........................................         18

PORTFOLIO DESCRIPTION
THE YEAR AHEAD INTERNATIONAL PORTFOLIO
     This Focus Series seeks capital appreciation and is designed to permit an investor to buy and hold a portfolio of international equity securities for a period of approximately one year. At the end of the year a similar selection process is applied and the investor may reinvest in a new portfolio, if available.
     Investors should be aware that the Portfolio may not be able to buy each Security at the same time because of the availability of the Security, any restrictions applicable to the Portfolio relating to the purchase of the Security by reason of the federal securities laws or otherwise. Any monies allocated to the purchase of a Security will generally be held for the purchase of the Security.
     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. During the 90-day period following the iniitial date of deposit the Sponsor may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Securities subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security in the Portfolio at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.
     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, the Portfolio will try to purchase Securities as close to the evaluation time or at prices as close to the evaluated prices as possible. The Portfolio may also enter into program trades with unaffiliated broker/dealers, which may have the effect of increasing brokerage commissions, while reducing market risk.

PORTFOLIO SUPERVISION
     The Portfolio follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Portfolio is regularly reviewed, the Portfolio is unlikely to sell any of the Securities, other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause the Portfolio to dispose of a Security or cease buying it. Securities can be sold to meet redemption of Units. The Portfolio may continue to hold a Security and purchase additional shares in connection with the issuance of additional Units even though a research analyst's opinion or the assessment of a Security may have changed.
RISK FACTORS
     An investment in the Portfolio entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general are susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. There can be no assurance that the Portfolio will be effective in achieving its objective over the one-year life of the Portfolio or that future portfolios selected through this process during consecutive one-year periods will meet their objectives. The Portfolio is not designed to be a complete equity investment program.
FOREIGN EXCHANGE RATES
     Because securities of non-U.S. issuers generally pay dividends and trade in their principal markets in foreign currencies, there is the risk that the U.S. dollar value of these securities will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar because of changing investor perceptions, currency speculation by institutional investors, supply and demand of the respective currency, the soundness of the world economy and the relative strength of the respective economy, the impact of actual and proposed government policies, interest rate differentials between currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. Asian currencies have been particularly volatile in recent months. For example, some of the currencies in developing Asian countries have experienced significant devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. There can be no assurance that the value of these currencies will not decline further, or continue to fluctuate widely against the U.S. dollar or other currencies in the future.
     Inflation accounting rules in some developing Asian countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain companies in developing Asian countries.
     The Trustee is required to conduct the Portfolio's foreign exchange conversions either on a spot (i.e., cash) or forward foreign exchange basis, whichever will synchronize the currency conversions as exactly as practicable with the settlement dates of the relevant foreign stock or with the dividend distribution dates of the Portfolio, as the case may be. Foreign currency exchange conversions are generally conducted on a principal basis and foreign exchange dealers realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The cost to the Portfolio of engaging in these foreign currency conversions also varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Portfolio evaluations include the cost of buying or selling a forward foreign exchange contract in the relevant currency to correspond to the settlement period for purchases and redemptions of Units.
FOREIGN ISSUERS
     Investing in securities of foreign issuers involves risks that are different from investing in securities of domestic issuers. These risks may include future political and economic developments, the possibility of withholding taxes, exchange controls or other governmental restrictions on the payment of dividends or conversion of local currency to U.S. dollars upon sale of Securities, less publicly available information and the absence of uniform accounting, auditing and financial reporting standards, practices and requirements. The information set forth below has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the state of the economies of Japan, China, or the countries of Europe and Asia Pacific and the value of any Securities held by the Portfolio.
     American Depositary Shares and Receipts. Certain of the Securities in the Portfolio were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs. The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.
     European Risk Factors
     The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in gross national product, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     The risks associated with investing in European Securities may be heightened in the case of investments in smaller or emerging European Securities markets because of risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in those markets.
     New European Currency to be introduced on January 1, 1999. On January 1, 1999, the European Monetary Union (EMU) is scheduled to introduce a new single currency, the euro, replacing the national currencies of Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. On that date, the national currencies of these countries are expected to be converted into the euro at an irrevocable exchange rate.
     A newly created European Central Bank (ECB) will have authority to direct the monetary policy for this region, including the determination of interest rates. These changes may affect the European capital markets, and the related risks may increase the volatility in world capital markets. This, in turn, may affect the Portfolio's performance. The risks associated with the introduction of the euro include:
     o The exchange rates between the U.S. dollar and European currencies may become more volatile and unstable;
     o European entities may face substantial conversion costs which may not have been accurately anticipated and which may affect issuer profitability and creditworthiness;
     o Some major European countries, including the United Kingdom, Sweden, and Denmark, will not introduce the euro at this time. This could lead to greater volatility in exchange rates between the currencies of participating and non-participating countries, especially when these, or other non-participating countries, will adopt the euro at some later point;
     o Some financial contracts (e.g. bank loan agreements, derivative contracts, and foreign exchange contracts) that refer to existing national currencies may be subject to some legal uncertainties when these currencies are converted into the euro.
     o Depending on how the tax authorities rule on this issue, the euro conversion may result in a 'realization event' for a financial instrument denominated in a non-euro currency;
     o Suitable clearing, settlement and operational systems of banks and other financial institutions may not be ready for the euro conversion;
     o European interest rates and exchange rates could become more volatile as the European Central Bank and market participants search for a common understanding of policy targets and instruments; and
     o The currency unification could be delayed, or partially or completely reversed, causing uncertainty in world markets and creating unanticipated expenses as a result of having to undo changes made in anticipation of the euro's introduction;
     These or other factors may cause market disruptions and could adversely affect the value of foreign securities, currencies and financial contracts held by the Portfolio.
     Japan Risk Factors
     The Japanese stocks in the Portfolio are common stocks of Japanese companies whose principal trading market is on the Tokyo Stock Exchange. Reports of official improprieties, resignations and political reallignments have recently been followed by significant economic reforms. There is currently uncertainty as to the future of Japan's political outlook (including the influence and effectiveness of Japan's bureaucracy) and the impact of these political factors on the Japanese economy and the stock market.
     The Japanese economy has experienced in the 1990s its worst recession since World War II. The economy came out of this recession for a short time in 1996, only to weaken again in 1997. Further deceleration of economic growth is evident thus far in 1998. Consequently, the unemployment rate has been rising. Japan has also recently experienced a period of prolonged price deflation, weak real estate prices and a weak currency. The government budget deficits have been rising in part due to fiscal stimulus policies. Strains on the financial system in the form of non-performing loans of financial institutions and real estate companies have also been one of the major causes of Japan's economic weakness. Resolution of the bad debt problem may require disproportionate contributions by major banks. Structural problems of overregulation, excessive government intervention and under-consumption, coupled with the failure of recent governments to apply strong fiscal direction, could undercut Japan's economic recovery. Japanese exports could be adversely affected by pressure from trading partners--particularly the U.S.--to improve trade imbalances, and by the current instability of its trading partners in Asia.
     Asian Pacific Risk Factors
     Social, political and economic instability may be significantly greater in many of the Asian-Pacific countries than that typically associated with the United States and other industrialized countries. Few of the Asian-Pacific countries have western-style or fully democratic governments. Some governments in the region are authoritarian and subject to control by the military. Over the past twenty-five years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated against repressive police state characteristics. Disparities of wealth, among other factors, have also led to social unrest in some of the Asian-Pacific countries, accompanied, in certain cases, by violence and labor unrest.
     Several of the Asian-Pacific countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Among the Asian-Pacific countries, any internal conflicts or conflicts with neighbors, including war, could adversely affect not only the securities markets of the countries directly involved but also the securities markets of countries not involved.
     A number of Asian economies, including Japan, China (including Hong Kong), Malaysia, Thailand, Indonesia and South Korea, have experienced difficulties since the second half of 1997. These difficulties have included one or several of the following: decline in the value of the local currency versus the U.S. dollar, decline in gross domestic product, decline in corporate earnings, political turmoil and stock market volatility. Consumer demand has remained weak due to increased unemployment, and exports have been adversely affected by a general reduction in global growth. In addition, many Asian countries have been in a state of political transition which has contributed to their recent economic instability. Moreover, in many Asian countries where currency depreciation has occurred, the governments of these countries have taken steps to stabilize their currencies, such as raising official interest rates and other measures, resulting in higher market interest rates for local currency-denominated borrowings and liquidity shortages. There has also been price inflation due to increased costs of imported goods. In addition, equity markets have experienced significant volatility and overall declines due to many factors, including currency depreciation, higher market interest rates, declining corporate earnings and inflationary concerns. Thailand, Korea and other Asian countries have sought financial assistance from supranational financial institutions including the International Monetary Fund and have agreed to adopt economic reform measures that may exacerbate their current economic conditions. These and other factors have and may continue to adversely affect economic growth in Asia, and may result in reduced availability of credit or other financing sources and may result in lower demand for the products of the issuers of the Portfolio securities in Asian markets, which in turn would have an adverse effect on the value of the units of the Portfolio. The reduction of available credit or other financing resources could limit the ability of the issuers of the Portfolio securities to obtain adequate financing or to refinance or restructure existing indebtedness, which could materially and adversely affect their operating results and financial condition, and thus the value of the units of the Portfolio. In addition, Asian companies, particularly those with significant indebtedness or costs denominated in U.S. dollars, may have difficulty passing on increased local currency costs to their customers, may face financial difficulties or liquidity problems and may be unable or unwilling to meet their obligations when due. Any adverse change in the economic condition of countries represented in the Portfolio may have an adverse effect on the business of the issuers of the Portfolio securities, which in turn would have an adverse effect on the value of the units of the Portfolio. Although the governments of some of the countries represented in the Portfolio are pursuing measures intended to mitigate the effects of the economic slowdown, there can be no assurance that economic conditions in those countries or elsewhere in Asia will not worsen in the future. In addition, the operations of the issuers of the Portfolio securities may also be affected by the imposition of currency controls and changes in inflation, interest rates, foreign exchange conversion rates, confiscatory taxation, social instability and expropriation of assets and other political or diplomatic developments in or affecting Asia. Each of these factors could potentially have an adverse impact on the value of the Portfolio units.
     The economies of most of the Asian-Pacific countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian-Pacific Countries.
     Governments in certain of the Asian-Pacific countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.
THE BANKING INDUSTRY
     The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation. The banks represented in the Portfolio may be subject to varying degrees of governmental regulation and different accounting, auditing, reporting and record keeping standards than those applicable to U.S. banks.
     The banking industry is particularly susceptible to downturns in economic conditions and volatility in political conditions as well as fiscal or monetary policies of governmental units. Banking operations depend heavily on the availability and cost of capital and are highly sensitive to interest rate levels and volatility in financial markets. Major international banks also have significant off-balance sheet risks arising from derivatives contracts, which can be highly sensitive to market conditions.
     Banks are subject to substantial competition from other banking institutions and from other financial service institutions for deposits, as well as corporate and retail customers. To the extent a bank's portfolio is concentrated in assets related to a particular industry or geographic region, the bank's operating results will be subject to additional risks associated with that industry or region. Loan portfolios of banks may be adversely affected by depressed conditions in certain markets, such as real estate, agriculture and energy. Profitability, therefore, is subject to significant fluctuation. Banks are also exposed to the risks of an inflationary or a deflationary economy, which could affect the value of a bank's direct investments and contribute to loan defaults if the value of secured property or other collateral for loans declines.
THE TELECOMMUNICATIONS INDUSTRY
     Companies in this industry are engaged in providing local, long-distance, wireless, cable television and internet services, in the manufacture of telecommunications products and in a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications networks. Payment on common stocks of companies in the telecommunications industry, including local, long-distance, wireless, cable television and internet services, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the effects of inflation on the cost of providing services and the rate of technological innovation. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.
YEAR 2000 RISKS
     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the 'Year 2000 Problem'). The Portfolio could be adversely affected if the computer systems used by issuers of the Securities do not properly address this problem prior to January 1, 2000.
LIQUIDITY
     Many of the Securities may be traded in foreign countries where the securities markets are not as developed or efficient as those of the United States. Foreign securities markets, although growing in volume, generally have substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. To the extent the liquidity of these foreign facilities markets becomes impaired, the ability of the Portfolio to respond to a substantial volume of requests for redemption of Units received at or about the same time could be adversely affected. This might occur, for example, as a result of economic or political turmoil in a country in whose currency the Portfolio had a substantial portion of its assets invested, or should relations between the United States and that foreign country deteriorate markedly.
     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Portfolio may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Portfolio will be adversely affected if trading markets for the Securities are limited or absent.
EXCHANGE CONTROLS
     At the present time the Sponsor does not believe that any of the Securities is subject to exchange control restrictions that would materially interfere with payment to the Portfolio of amounts due on the Securities. There can be no assurance that exchange control regulations might not be adopted in the future that might adversely affect payments to the Portfolio. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Securities and on the ability of the Fund to satisfy redemptions.
LITIGATION AND LEGISLATION
     The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals.
LIFE OF THE PORTFOLIO
     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in a rollover. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early, which will likely be made following the rollover, will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus. See Trust Termination.
HOW TO BUY UNITS
     Units are available from the Sponsor at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.
PUBLIC OFFERING PRICE
     Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 2.75% of the public offering price or, for quantity purchases of units of all Focus and Select Portfolios by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages of the public offering price:

                                                                                                 APPLICABLE SALES CHARGE
                                                                                                    (GROSS UNDERWRITING PROFIT)
                                                                                               ------------------------------------
                                                                                               AS % OF PUBLIC       AS % OF NET
AMOUNT PURCHASED                                                                               OFFERING PRICE     AMOUNT INVESTED
---------------------------------------------------------------------------------------------  -----------------  -----------------
Less than $50,000............................................................................           2.75%             2.778%
$50,000 to $99,999...........................................................................           2.50              2.519
$100,000 to $249,999.........................................................................           2.00              2.005
$250,000 to $999,999.........................................................................           1.75              1.750
$1,000,000 or more...........................................................................           1.00              1.000

In addition, a portion of the Public Offering Price also consists of securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing the Portfolio, including the cost of the initial preparation of documents relating to the Portfolio, federal and state registration fees, and the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organziation costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.
     The Deferred Sales Charge is a monthly charge of $1.75 per 1,000 units and is accrued in ten monthly installments commencing on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of
1986) of an investor. The Initial Sales Charge is equal to the aggregate sales charge, determined as described above, less the aggregate amount of any remaining installments of the Deferred Sales Charge (see Rollover below).
     It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability.
     Employees of the Sponsor and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units subject only to the Deferred Sales Charge.
EVALUATIONS
     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and, with respect to individual stocks in the Portfolio, various additional holidays in the relevant country. Evaluations are generally based on the U.S. dollar equivalent of the last reported closing sales prices or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsor nor the Trustee guarantees the enforceability, marketability or price of any Securities.
NO CERTIFICATES
     All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').
HOW TO REDEEM OR SELL UNITS
     You can redeem your Units at any time for net asset value. In addition, the Sponsor has maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.
REDEEMING UNITS WITH THE TRUSTEE
     You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.
     Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Portfolio assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Portfolio expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost of liquidating Securities to pay the redemption price.
     As long as the Sponsor is maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsor for net asset value. If the Sponsor is not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.
     If cash is not available in the Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor based on market and credit factors determined to be in the best interest of the Portfolio. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio
Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.
     Any investor and related accounts owning Units representing Securities with a value of at least $1,500,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsor at any time upon prior notice to investors.
     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order. SPONSOR'S SECONDARY MARKET FOR UNITS
     The Sponsor, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsor may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsor maintains a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.
TRUST TERMINATION
     Notice of impending termination of the Portfolio will be provided to investors. A proportional share of the expenses associated with termination, including brokerage costs incurred in disposing of Securities, will be borne by investors remaining at that time. These expenses will reduce the amount of cash or Securities those investors are to receive in any final distribution.
     Upon termination of the Portfolio, the Trustee will distribute the Securities and any cash in the Portfolio to a distribution agent that will act as agent for the investors. Unless an investor elects to receive an in-kind distribution of Securities, as discussed below, the distribution agent will, as promptly as practicable, sell the investor's pro rata share of the Securities and distribute to the investor the proceeds of the sale, less brokerage and other related expenses, and the investor's pro rata share of any cash from the Portfolio.
     Any investor holding units at the termination of the Portfolio may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of the investor's pro rata share of the Securities remaining in the Portfolio at that time (net of the investor's share of expenses). Fractional shares of Securities will be sold by the distribution agent and the net proceeds distributed to investors. Investors subsequently selling Securities received in-kind will incur brokerage costs at that time which may exceed the value of any tax deferral obtained through the in-kind distribution. Securities received in an in-kind termination distribution may not be contributed to acquire units of another Series.
ROLLOVER
     In lieu of redeeming their Units or receiving liquidation proceeds in cash or in-kind upon the termination of the Portfolio, investors may elect, by contacting their financial adviser prior to the rollover notification date indicated in Part A, to exchange their Units in the Portfolio for units of next year's corresponding Year Ahead International Portfolio (if available). No election to roll over may be made prior to 30 days before the date of the rollover, and any rollover election will be revocable at any time prior to the date of the rollover. It is expected that the terms of the new portfolio will be substantially the same as those of the Portfolio.
     The rollover of an investor's Units is intended to be effected in a manner that will not result in the recognition of either gain or loss for U.S. federal income tax purposes with respect to Securities that are included in the new portfolio ('Duplicated Securities'). Units held by an investor who elects the rollover option will be redeemed through an in-kind distribution to a distribution agent of the investor's pro rata share of Securities. The distribution agent will then adjust the Securities distributed to the investor so that its composition matches the investment profile of the new portfolio. This adjustment will involve the sale of non-Duplicated Securities and, possibly, of a portion of certain Duplicated Securities in order to rebalance the portfolio, and the purchase of replacement Securities. Any excess sales proceeds, net of sales related expenses, will be distributed to the investor. After this adjustment the distribution agent will make an in-kind contribution of the adjusted Securities to the new portfolio. Upon receipt of the in-kind contribution, the trustee of the new portfolio will issue the appropriate number of units in the new portfolio to the investor.
     An investor who elects the rollover option will recognize capital gain or loss with respect to the Securities, including fractional Securities, sold by the distribution agent, but will not recognize gain or loss with respect to the Duplicated Securities that are contributed in kind to the new portfolio. The Sponsor intends to provide investors with information that will assist them in determining their tax liability on an eventual sale of the Duplicated Securities.
     The Sponsor intends to cause the distribution agent to sell those Securities that will not be contributed to the new portfolio, and then to create units of the new portfolio in each case as quickly as possible, subject in both cases to the Sponsor's sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsor may, in its sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the new portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsor may enter into program trades, which might increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in the securities to comprise the new portfolio, those moneys may be uninvested for up to several days.
     Investors who participate in the rollover will not be entitled to receive a cash distribution with which to pay any taxes incurred as a result of the rollover procedure. Investors who do not participate in the rollover or otherwise redeem their Units will continue to hold their Units until the termination of the Portfolio; however, depending upon the extent of participation in the rollover, the aggregate size of the Portfolio will be reduced which could result in an increase in per Unit expenses.
     The Sponsor may, in its sole discretion and without penalty or liability to investors, decide not to sponsor a new portfolio or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.
     The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsor has received exemptive orders under
Section 11(c) which it believes permit it to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsor's position, and additional regulatory approvals may be required.
INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME AND DISTRIBUTIONS
     Although current dividend income is not an objective of the Portfolio and it is anticipated that expenses will exceed available income, the annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.
     Each Unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Portfolio. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained
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by the Trustee for purposes of satisfying investors' sales charge obligations.
Although the Sponsor may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsor currently does not anticipate sales of Securities to pay the deferred sales charge until after the rollover notification date. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed following liquidation of the Portfolio.
REINVESTMENT
     Any income and principal distributions on Units may be reinvested by participating in the Portfolio's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Fund. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsor reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.
PORTFOLIO EXPENSES
     Estimated annual Portfolio expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Portfolio. To the extent that expenses exceed the amount available in the Income Account, the Trustee is authorized to sell Securities and pay the excess expenses from the Capital Account. The estimated expenses do not include the brokerage commissions or stamp taxes payable by the Portfolio in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsor and is based on a sliding fee scale that reduces the per 1,000 Units Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Portfolio in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Portfolio and other legal fees and expenses, Portfolio termination expenses and any governmental charges. The Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsor receives an annual fee currently estimated at $0.45 per 1,000 Units to reimburse it for the cost of providing Portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While the fee may exceed the amount of these costs and expenses attributable to the Portfolio, the total of these fees from all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of those Series during any calendar year. The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.
     Advertising and selling expenses will be paid by the Sponsor at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a difference in your investment results.
TAXES
U.S. TAXATION
     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by persons with special tax circumstances, such as dealers, financial institutions, insurance companies or former U.S. citizens or long term residents.
     As used herein, the term 'U.S. Investor' means an owner of a Unit in the Portfolio that is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source. An investor that is not a U.S. Investor but whose income from a Unit is effectively connected with such Investor's conduct of a United
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States trade or business will generally be taxed in the same manner as a U.S.
Investor but should consult his or her tax advisor in this regard.
     The following discussion relates only to U.S. Investors. Since the Portfolio holds only Securities of non-U.S. issuers, it is expected that income earned by investors who are not U.S. Investors will not be treated as U.S.-source income and should not be subject to any U.S. withholding tax.
     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:
        The Portfolio is not an association taxable as a corporation for federal income tax purposes. Each U.S. Investor will be considered the owner of a pro rata portion of each Security in the Portfolio under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each U.S. Investor will be considered to have received all of the dividends paid on his pro rata portion of each Security and any exchange gain or loss resulting from the conversion into U.S. dollars of any such dividends paid in foreign currency when such amounts are received or converted by the Portfolio, regardless of whether such dividends are subject to withholding taxes or used to pay a portion of the Portfolio's expenses or whether they are automatically reinvested (see Reinvestment).
        Dividends considered to have been received by a corporate U.S. Investor will not qualify for the dividends-received deduction because the dividends-received deduction is generally only available for dividends received from domestic corporations.
        Dividends received by the Portfolio will generally be subject to withholding taxes imposed by the relevant jurisdictions. Amounts withheld on payments to the Portfolio may be greater than the amounts that would be withheld if the shares were held directly by a U.S. Investor. The Portfolio will report as gross income earned by U.S. Investors their pro rata shares of such dividends, including their pro rata shares of any corresponding amounts of foreign tax withheld. Capital gains attributable to the Units or the underlying securities may also be subject to taxes by certain of those jurisdictions. U.S. Investors should be entitled, subject to applicable limitations, to either a credit or a deduction for these foreign taxes and should consult their tax advisers in this regard.
        An individual U.S. Investor who itemizes deductions will be entitled to deduct his pro rata share of Portfolio expenses only to the extent that this amount together with the U.S. Investor's other miscellaneous deductions exceeds 2% of his adjusted gross income. The Code further restricts the ability of an individual U.S. Investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Portfolio expenses).
        The U.S. Investor's basis in his Units will equal the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Portfolio or the redemption of the Units. The proceeds received by a U.S. Investor upon such event will reflect deduction of the deferred amount (the 'Deferred Sales Charge') and, after the initial offering period, a charge for organizational expenses. The annual statement and the relevant tax reporting forms received by U.S. Investors will be based upon the amounts paid to them, net of the Deferred Sales Charge and the charge for organizational expenses. Accordingly, U.S. Investors should not increase their basis in their Units by the Deferred Sales Charge or any amount used to pay organizational expenses.
        A U.S. investor will generally recognize capital gain or loss when the U.S. Investor disposes of his Units for cash (by sale or redemption) or when the Trustee disposes of the Securities from the Portfolio. A U.S. Investor will not recognize gain or loss upon the distribution of a pro rata amount of each of the Securities by the Trustee to a U.S. Investor (or to his agent) in redemption of Units or upon termination of the Portfolio, except to the extent of cash received in lieu of fractional shares. The redeeming U.S. Investor's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption, and his holding period for such Securities will include the period during which he held his Units.
        A U.S. investor who elects to roll over into a new portfolio (a 'rollover investor') will not recognize gain or loss either upon the distribution of Securities by the Trustee to the distribution agent or upon the contribution of Duplicated Securities (as defined under Rollover) to the new portfolio. The rollover investor will generally recognize capital gain or loss as a consequence of the distribution agent's sale of non-Duplicated Securities. The rollover investor's basis for the Duplicated Securities that are contributed in kind to the new portfolio will be equal to his basis for the same Duplicated Securities prior to the rollover, and his holding period for the contributed
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
     Duplicated Securities will include the period during which he held an interest in the same Duplicated Securities through an investment in the Portfolio.
        A U.S. Investor will generally not recognize gain or loss upon the distribution of a pro rata amount of each of the Securities by the Trustee to a U.S. Investor (or to his agent) in redemption of Units, except to the extent of cash received in lieu of fractional shares. The redeeming U.S. Investor's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption, and his holding period for such Securities will include the period during which he held his Units. Capital gain on a disposition of Units or Securities by U.S. Investors will generally be U.S. source income. Any foreign currency gain or loss with respect to an investment in the Portfolio will generally be treated as ordinary income or loss.
        Net capital gain (the excess of net long-term capital gains over net short-term capital losses) may be eligible for the maximum federal tax rate of 20% for noncorporate taxpayers. A capital gain or loss is long-term if the relevant asset is held for more than one year and short-term if held for one year or less. Accordingly, a noncorporate investor whose holding period for Units or, in the case of a new portfolio, Duplicated Securities, is longer than one year may be entitled to the benefits of the lower net capital gain tax rates. The deduction of capital losses is subject to limitations. Investors should consult their tax advisers regarding these matters.
        Under the income tax laws of the State and City of New York, the Portfolio is not an association taxable as a corporation and the income of the Portfolio will be treated as the income of the U.S. Investors in the same manner as for federal income tax purposes.
        The foregoing discussion relates only to the tax treatment of U.S. Investors with regard to federal and certain aspects of New York State and City income taxes. U.S. Investors may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard.
                                   *  *  *  *
     The Trustee will furnish to each investor a statement containing information relating to the dividends received by the Portfolio on the Securities, the cash proceeds received by the Portfolio from the disposition of any Security (resulting from redemption or the sale by the Portfolio of any Security), and the fees and expenses paid by the Portfolio. The Trustee will also furnish information returns to each investor and to the Internal Revenue Service.
RETIREMENT PLANS
     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.
     Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).
     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyers expenses. Under a special type of IRA, contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was aged at least 59 1/2 at the time of distribution.
     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.
RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Portfolio, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Portfolio, the Trustee sends each investor of record a statement summarizing transactions in the Portfolio's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Portfolio, among other matters. Portfolio accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.
TRUST INDENTURE
     The Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture between the Sponsor and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsor and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Portfolio without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.
     The Trustee may resign upon notice to the Sponsor. It may be removed by investors holding 51% of the Units at any time or by the Sponsor without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsor determines in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.
     If the Sponsor fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor.
     The Sponsor and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of the Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.
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MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.
AUDITORS
     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.
TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.
SPONSOR
     The Sponsor is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts and as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as a member of various selling groups or as agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as broker or dealer in securities.
CODE OF ETHICS
     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to the Funds.
YEAR 2000 ISSUES
     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the 'Year 2000 Problem'). Like other investment companies and financial and business organizations, the Portfolio could be adversely affected if the computer systems used by the Sponsor or Portfolio service providers do not properly address this problem prior to January 1, 2000. The Sponsor has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, we do not anticipate that the transition to the 21st century will have any material effect on the Portfolio. The Sponsor has sought assurances from the Portfolio's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Sponsor will continue to monitor the situation. At this time, however, no assurance can be given that the Portfolio's other service providers have anticipated every step necessary to avoid any adverse effect on the Portfolio attributable to the Year 2000 Problem.
PUBLIC DISTRIBUTION
     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsor intends to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsor does not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.
UNDERWRITER'S AND SPONSOR'S PROFITS
     Upon sale of the Units, the Sponsor will be entitled to receive sales charges. The Sponsor also realizes a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsor plus commissions payable by the Sponsor. In addition, the Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units and the prices at which it resells these Units (which include the sales charge) or the prices at which it redeems the Units. Cash, if any, made available by buyers of Units to the Sponsor prior to a settlement date for the purchase of Units may be used in the Sponsor's business to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.
PERFORMANCE INFORMATION
     Advertisements and other material distributed to prospective investors may include average annual total returns (with dividends reinvested) of equity markets in major industrialized countries over the last 10 years, as compiled by Morgan Stanley Capital International Europe, Australia, Far East Index. Advertisements and other material distributed to prospective investors may include the average annual compounded rate of return on selected types of assets for periods of at least 10 years, as compiled by Ibbotson Associates, compared to the rate of inflation over the same period. These materials may also compare the shrinking relative proportion of world stock market capitalization represented by U.S. markets for different years.
DEFINED ASSET FUNDS
     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is generally fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement or regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing and holding investments, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.
     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.
     Investors may pursue investment growth to meet long-term goals such as children's education or retirement. But they are faced with decisions of selecting stock groups, choosing individual stocks, determining when to buy and sell and how to reinvest sales proceeds. Growth stocks--those whose price is expected to appreciate above average usually because of superior growth in earnings per share--can be difficult to select successfully because their prices tend to be more volatile than more established stocks and, by the time they are discovered by ordinary investors, their prices may have already increased beyond attractive levels or may be susceptible to dramatic declines if actual performance is less than anticipated.
EXCHANGE OPTION
     You may exchange units of this Portfolio for units of other Select and Focus Series and certain other Defined Asset Funds with a combination of initial and deferred sales charges. Select and Focus Portfolios have a sales charge for first-time investors of 1% initially and annual deferred sales charges of $17.50 per 1,000 units. On exchanges, the initial sales charge is waived and units are acquired subject to any remaining deferred sales charges. Investors can also exchange units of those Portfolios, similar series of unaffiliated equity unit investment trusts and Select Series Year Ahead Portfolios of Group One International Trust for Portfolio Units, subject only to the Portoflio's remaining deferred sales charges. In the future, the Exchange Option may be extended to other series and types of trusts with similar sales charge structures.
     To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsor is maintaining a market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax adviser. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).
     As the Sponsor is not obligated to maintain a market in any series, there can be no assurance that units can be exchanged. The Exchange Option may be amended or terminated at any time without notice.
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
SUPPLEMENTAL INFORMATION
     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Portfolio, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Portfolio.
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
                             Defined
                             Asset FundsSM
SPONSOR:                           EQUITY INVESTOR FUND
Merrill Lynch,                     FOCUS SERIES
Pierce, Fenner & Smith Incorporated1999 YEAR AHEAD
Defined Asset Funds                INTERNATIONAL PORTFOLIO
P.O. Box 9051
Princeton, NJ 08543-9051
(609) 282-8500
TRUSTEE:                           This Prospectus does not contain all of the
The Chase Manhattan Bank           information with respect to the investment
Customer Service Retail Department company set forth in its registration
Bowling Green Station              statement and exhibits relating thereto which
P.O. Box 5187                      have been filed with the Securities and
New York, NY 10274-5187            Exchange Commission, Washington, D.C. under
1-800-323-1508                     the Securities Act of 1933 and the Investment
                                   Company Act of 1940, and to which reference
                                   is hereby made. Copies of filed material can
                                   be obtained from the Public Reference Section
                                   of the Commission, 450 Fifth Street, N.W.,
                                   Washington, D.C. 20549 at prescribed rates.
                                   The Commission also maintains a Web site that
                                   contains information statements and other
                                   information regarding registrants such as
                                   Defined Asset Funds that file electronically
                                   with the Commission at http://www.sec.gov.
                                   ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   exhibits relating thereto; and any
                                   information or representation not contained
                                   therein must not be relied upon as having
                                   been authorized.
                                   ------------------------------
                                   When Units of this Fund are no longer
                                   available or for investors who may reinvest
                                   into subsequent Select Year Ahead
                                   International Portfolios, this Prospectus may
                                   be used as a preliminary prospectus for a
                                   future series, and investors should note the
                                   following:
                                   Information contained herein is subject to
                                   amendment. A registration statement relating
                                   to securities of a future series has been
                                   filed with the Securities and Exchange
                                   Commission. These securities may not be sold
                                   nor may offers to buy be accepted prior to
                                   the time the registration statement becomes
                                   effective.
                                   This Prospectus shall not constitute an offer
                                   to sell or the solicitation of an offer to
                                   buy nor shall there be any sale of these
                                   securities in any State in which such offer,
                                   solicitation or sale would be unlawful prior
                                   to qualification under the securities laws of
                                   any such State.
                                                     32714--12/98
                                       19